UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.         )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

MarketAxess Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 07, 2018 MARKETAXESS HOLDINGS INC. MARKETAXESS HOLDINGS INC. 299 Park Avenue 10th Floor NEW YORK, NY 10171 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 12 15 Meeting Information Meeting Type: Annual Meeting For holders as of: April 10, 2018 Date: June 07, 2018 Time: 10:00 AM EDT Location: InterContinental New York Barclay Hotel 111 East 48th Street New York, NY 10017 BARCODE You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # 0000378326_1 R1.0.1.17

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Combined Shareholder Letter 2. Proxy Statement and 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 24, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Internal Use Only 0000378326_2 R1.0.1.17

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 1a. Richard M. McVey 1b. Steven L. Begleiter 1c. Stephen P. Casper 1d. Jane Chwick 1e. William F. Cruger 1f. David G. Gomach 1g. Carlos M. Hernandez 1h. Richard G. Ketchum 1i. Emily H. Portney 1j. John Steinhardt 1k. James J. Sullivan The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018. 3. To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the 2018 Proxy Statement. 4. To approve an amendment to increase the aggregate number of shares of common stock that may be issued or used for awards under the MarketAxess Holdings Inc. 2012 Incentive Plan. NOTE: UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE AND FOR PROPOSALS 2, 3 AND 4, AND WILL BE VOTED BY THE PROXYHOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN BELOW - NO BOXES NEED BE CHECKED. BARCODE 0000 0000 0000 0000 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000378326_3 R1.0.1.17

Reserved for Broadridge Internal Control Information  NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345  THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #  0000378326_4 R1.0.1.17